                                                                  EXHIBIT 10.17


                                                    SERVICE AGREEMENT NO. 38137
                                                  CONTROL NO. 1993-10-02 - 0622

                             FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of NOVEMBER, 1993, by and between:


         COLUMBIA GAS TRANSMISSION CORPORATION
         ("SELLER")
         AND
         MOUNTAINEER GAS CO
         ("BUYER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 102 of Subpart B of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of A LOCAL DISTRIBUTION COMPANY, MOUNTAINEER GAS CO.

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 0 1, 1993, and shall continue in full force and effect until OCTOBER 31, 1995, and from YEAR-to-YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of the Agreement subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Director, Transportation and Exchange and notices to Buyer shall be addressed to it at:

         MOUNTAINEER GAS CO
         414 SUMMERS ST.
         CHARLESTON, WV 25301
         ATTN:  PAM RUCKMAN;

until changed by either party by written notice.

                             FTS SERVICE AGREEMENT


Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS 37068

       MOUNTAINEER GAS CO


By       /s/ Richard Grant
       ------------------------------
Title    President
       ------------------------------

       COLUMBIA GAS TRANSMISSION CORPORATION


By       /s/ S.M. Warnick
       ------------------------------
Title    Vice President
       ------------------------------

                                                  Revision No.
                                                  Control No. 1993-10-21 - 0622


                   Appendix A to Service Agreement No. 38137
                            Under Rate Schedule FTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                 and (Buyer) MOUNTAINEER GAS CO


            Transportation Demand               3,500  Dth/day


                             Primary Receipt Points

                                                            F
                                                            O
                                                            O
                                                            T
                                                            N
                                                            O
Scheduling       Scheduling               Measuring         T          Measuring                   Maximum Daily
Point No.        Point Name               Point No.         E          Point Name               Quantity (Dth/Day)
---------------  -----------------------  ---------------  ----  ------------------------- ---------------------------
1001             Direct Appalachian       6299251                                                   3,500




--------

1 The Alexander Aggregation Area was added to this agreement effective 12-01-93 by Revision #1. This revision was executed and returned to Columbia by Mountaineer on 12-02-93.

                                                  Revision No.
                                                  Control No. 1993-10-21 - 0622


                   Appendix A to Service Agreement No. 38137
                            Under Rate Schedule FTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                 and (Buyer) MOUNTAINEER GAS CO



The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service charges pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


     MOUNTAINEER GAS CO


By       /s/ Richard Grant
     ----------------------------------
Its      President
     ----------------------------------
Date     2/14/94
     ----------------------------------

     COLUMBIA GAS TRANSMISSION CORPORATION


By       /s/ S.M. Warnick
     ----------------------------------
Its      Vice President
     ----------------------------------
Date     2/14/94
     ----------------------------------

                   Appendix A to Service Agreement No. 38137
                            Under Rate Schedule FTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                 and (Buyer) MOUNTAINEER GAS CO



                            Primary Delivery Points

                                                                   F
                                                                   O
                                                                   O
                                                                   T
                                                                   N
                                                                   O                                       Maximum Daily
Scheduling       Scheduling                        Measuring       T          Measuring                 Delivery Obligation
Point No.        Point Name                        Point No.       E          Point Name                     (Dth/Day)
---------------  --------------------------------- -------------- ----- --------------------------- -------------------------
833572           S RIVER ENERGY-MOORE              833572               MOOREFIELD GATE                       3,500

                                                  Revision No. 1
                                                  Control No. 1993-10-21 - 0000


                   Appendix A to Service Agreement No. 38137
                            Under Rate Schedule FTS

            Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                and (Buyer) MOUNTAINEER GAS CO


                                    Transportation Demand      3,500  Dth/day


                             Primary Receipt Points

                                                              F
                                                              O
                                                              O
                                                              T
                                                              N
                                                              O
Scheduling       Scheduling                  Measuring        T          Measuring              Maximum Daily
Point No.        Point Name                  Point No.        E          Point Name           Quantity (Dth/Day)
---------------  --------------------------- --------------  ----  ---------------------- ------------------------
A04              ALEXANDER AGG PT            A04                                                    3,500

                                                  Revision No. 1
                                                  Control No. 1993-10-21 - 0000


                   Appendix A to Service Agreement No. 38137
                            Under Rate Schedule FTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                 and (Buyer) MOUNTAINEER GAS CO


                            Primary Delivery Points

                                                                   F
                                                                   O
                                                                   O
                                                                   T
                                                                   N
                                                                   O
Scheduling       Scheduling                        Measuring       T          Measuring                 Maximum Daily
Point No.        Point Name                        Point No.       E          Point Name             Quantity (Dth/Day)
---------------  --------------------------------- -------------- ----- ------------------------------------------------
833572           S RIVER ENERGY-MOORE              833572               MOOREFIELD GATE                    3,500

                                                  Revision No. 1
                                                  Control No. 1993-10-21 - 0000


                   Appendix A to Service Agreement No. 38137
                            Under Rate Schedule FTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                 and (Buyer) MOUNTAINEER GAS CO



The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service charges pursuant to this Appendix A shall become effective as of DECEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


       MOUNTAINEER GAS CO


By             /s/ Richard Grant
       -----------------------------------------
Its                President
       -----------------------------------------
Date               11/29/93
       -----------------------------------------

       COLUMBIA GAS TRANSMISSION CORPORATION


By               [illegible]
       -----------------------------------------
Its             Vice President
       -----------------------------------------
Date              12/08/93
       -----------------------------------------